UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Synopsys, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 2, 2014.

SYNOPSYS, INC.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

February 4, 2014

Date: April 2, 2014

Time: 8:00 AM PDT

Location: Synopsys, Inc.

1030 West Maude Avenue

Sunnyvale, CA 94085

SYNOPSYS

SYNOPSYS, INC.

700 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CA 94043-4033

ATTN: ERIKA VARGA MCENROE

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You are receiving this communication because you hold shares in Synopsys, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT 2013 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 19, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: At the Annual Meeting of Stockholders, you will need to request a ballot to vote these shares. The Proxy

Statement contains directions to the location of the Annual Meeting of Stockholders to be held on April 2, 2014 at Synopsys, Inc.’s office located at 1030 West Maude Avenue, Sunnyvale, California 94085.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. You may vote over the Internet up until 11:59 P.M. Eastern Time on April 1, 2014. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX

(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card containing a toll-free telephone number.

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Voting Items

The Board of Directors recommends that you

vote FOR all nominees set forth below:

1. Election of Directors

Nominees:

01) Aart J. de Geus 06) Chrysostomos L. “Max” Nikias

02) Chi-Foon Chan 07) John G. Schwarz

03) Alfred Castino 08) Roy Vallee

04) Bruce R. Chizen 09) Steven C. Walske

05) Deborah A. Coleman

The Board of Directors recommends that you vote FOR the following proposals:

2. To approve our 2006 Employee Equity Incentive Plan, as amended, in order to, among other items, increase the number of shares available for issuance under that plan by 7,500,000 shares and extend the term of that plan by ten years.

3. To approve an amendment to our Employee Stock Purchase Plan to, among other items, increase the number of shares available for issuance under that plan by 5,000,000 shares.

4. To approve an amendment to our 2005 Non-Employee Directors Equity Incentive Plan to extend the term of that plan by ten years.

5. Advisory vote to approve executive compensation.

6. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending November 1, 2014.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

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